                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 22, 2003

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE              001-11077               22-2722773
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         (State or Other        (Commission              (IRS Employer
   Jurisdiction of Formation)   File Number)          Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  Other Events and Required FD Disclosure

On October 22, 2003, DVI, Inc. ("DVI") confirmed that it has entered into a letter of intent to sell certain loan contracts and the assets of the United Kingdom branch of DVI Financial Services, Inc., as well as substantially all of the assets of its European non-debtor subsidiaries, to ING Lease Holding N.V.

DVI also confirmed that Todd Neilson of Neilson Elggren, LLP has been appointed by the Court to serve as examiner in the Company's bankruptcy case.

The Company also said that Richard E. Miller, Executive Vice President, DVI, Inc. and President, DVI Financial Services, Inc., has resigned effective October 17, 2003 to pursue other interests.

Copies of all pleadings and documents filed from time to time in proceedings before the Bankruptcy Court will be available at the Bankruptcy Court's internet website: www.deb.uscourts.gov. The Company is not incorporating such documents or pleadings by reference into any of its Securities and Exchange Act filings, and none of such documents and pleadings are to be considered "filed" by the Company with the SEC.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Exhibits

            99.1  -     Press Release dated October 22, 2003
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DVI, INC.

                                                By:   /s/ John P. Boyle
                                                      -----------------
                                                      John P. Boyle
                                                      Secretary

Dated: October 24, 2003